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                                                                 EXHIBIT 10.5(a)


                             FIRST AMENDMENT TO THE
                       JULY 15, 1998 EMPLOYMENT AGREEMENT

This First Amendment dated as of this 1st day of November, 1998 between Nishan Teshoian (the "Executive") and Coltec Industries Inc, a Pennsylvania Corporation (the "Corporation").

WHEREAS, The employment agreement dated July 15, 1998 between the Executive and the Corporation (the "Agreement") does not properly reflect the intent of the parties in one provision of the Agreement, and

WHEREAS, the Executive and the Corporation desire to modify the agreements to conform the Agreement to the actual understanding of the parties.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the parties agree to amend the Agreement as follows:

1. Section 6.6.e shall be amended by the addition of the following subsection iii.

         "Should the Date of Termination occur during the calendar year 1998, 1999 or 2000, the number of Performance Units used to calculate the cash payment described in subsection 6.6.e.ii shall be limited to 25,000 units in the case of a Date of Termination occurring in 1998, 50,000 units in the case of a Date of Termination occurring in 1999 and 75,000 units for a Date of Termination occurring in 2000."

2. Section 6.7.f shall be amended by the addition of the following subsection iv.

         "Should the Date of Termination occur during the calendar year 1998, 1999 or 2000, the number of Performance Units used to calculate the cash payment described in subsection 6.7.f.ii shall be limited to 25,000 units in the case of a Date of Termination occurring in 1998, 50,000 units in the case of a Date of Termination occurring in 1999 and 75,000 units for a Date of Termination occurring in 2000."

3. In all other respects, the Agreement shall remain in full force and effect and unmodified except as set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the date and year first above written.



COLTEC INDUSTRIES INC                                EXECUTIVE


By: /s/ Laurence H. Polsky                           /s/ Nishan Teshoian
   -----------------------------                    -----------------------
   Laurence H. Polsky
   Executive Vice President, Administration